UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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MeiraGTx Holdings plc

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MeiraGTx Holdings plc

430 East 29th Street, 10th Floor

New York, New York 10016

April 29, 2019

Dear Fellow Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2019 annual general meeting of shareholders (the “Annual Meeting”) of MeiraGTx Holdings plc, which will be held on Wednesday, June 19, 2019, beginning at 10:00 a.m., Eastern Time, at our offices located at 430 East 29th Street, New York, New York 10016.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their shareholders over the Internet, we have sent our shareholders of record at the close of business on April 22, 2019 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

Attached to this letter are a Notice of Annual General Meeting of Shareholders and Proxy Statement, which describe the business to be conducted at the meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting. Please vote electronically over the Internet, by telephone or if, you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

/s/ Keith R. Harris, Ph.D.
Keith R. Harris, Ph.D.
Chairman of the Board

MeiraGTx Holdings plc

430 East 29th Street, 10th Floor

New York, New York 10016

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 19, 2019

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Annual Meeting”) of MeiraGTx Holdings plc, an exempted company incorporated under the laws of the Cayman Islands, will be held on Wednesday, June 19, 2019, at 10:00 a.m., Eastern Time, at our offices located at 430 East 29th Street, New York, New York 10016.

The Annual Meeting is being held:

1.

to elect each of Martin Indyk, Arnold J. Levine, Ph.D. and Thomas E. Shenk, Ph.D. as a Class I directors to hold office until the Company’s annual meeting of shareholders to be held in 2022 and until their respective successors have been duly elected and qualified;

2.	to ratify, by ordinary resolution the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	to approve, by special resolution, an amendment and restatement of our Memorandum and Articles of Association in the form attached as Annex A; and

4.	to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our ordinary shares at the close of business on April 22, 2019 are entitled to receive notice of, attend and vote at the Annual Meeting, or any continuation, postponement or adjournment thereof. A complete list of such shareholders will be open to the examination of any shareholder at our principal executive offices at 430 East 29th Street, 10th Floor, New York, New York 10016 for a period of ten days prior to the Annual Meeting. The Annual Meeting may be cancelled or postponed by the Board of Directors at any time prior to the Annual Meeting for any reason or for no reason at any time prior to the time for holding the Annual Meeting or, if the Annual Meeting is adjourned, the time for holding the adjourned Annual Meeting and the Board of Directors shall give shareholders notice in writing of any cancellation or postponement.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

/s/ Bruce Gottlieb
Bruce Gottlieb
General Counsel and Secretary

April 29, 2019

This Notice of Annual General Meeting of Shareholders and Proxy Statement are first being distributed or made available, as the case may be, on or about April 29, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

MeiraGTx Holdings plc

430 East 29th Street, 10th Floor

New York, New York 10016

PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 19, 2019

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2018 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of MeiraGTx Holdings plc (the “Company,” “MeiraGTx,” “we,” “us,” or “our”), in connection with our 2019 annual general meeting of shareholders (the “Annual Meeting”).

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Wednesday, June 19, 2019 at 10:00 a.m., Eastern Time, at our offices located at 430 East 29th Street, New York, New York 10016.

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

•	Proposal No. 1: Election of the director nominees listed in this Proxy Statement.

•	Proposal No. 2: Ratification, by ordinary resolution, of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

•	Proposal No. 3: Approval, by special resolution, of the amendment and restatement of our Memorandum and Articles of Association in the form attached as Annex A.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the

“Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.

Who is entitled to vote at the Annual Meeting?

Holders of record of our ordinary shares as at the close of business on April 22, 2019 (the “Record Date”) will be entitled to receive notice of, attend and vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 33,342,566 of our ordinary shares issued and outstanding and entitled to vote. On the basis that voting at the Annual Meeting will be conducted by way of a poll, every shareholder present in person or by proxy shall have one vote for each ordinary share held on any matter presented to shareholders at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you have elected to receive a hard copy, have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shareholders must be present to hold the Annual Meeting in order for there to be a quorum?

A quorum must be present at the Annual Meeting in order for any business to be transacted. One or more shareholders holding at least one third of the voting share capital of the Company present in person, or by remote communication, or by proxy and entitled to vote at that meeting shall form a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the shareholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Under current stock exchange interpretations that govern broker non-votes, each of Proposal No. 1 for the election of directors and Proposal No. 3 for the approval, by special resolution, of an amendment and restatement of our Memorandum and Articles of Association is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on either proposal. Proposal No. 2 for the ratification, by ordinary resolution, of the appointment of Ernst & Young LLP as our independent registered public accounting firm is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on such proposal.

What if a quorum is not present at the Annual Meeting?

Under our Articles of Association, no business shall be transacted at the Annual Meeting unless a quorum of shareholders is present in person or by proxy at the time when the meeting proceeds to business. If a quorum is not present in person or by proxy within half an hour of the scheduled time of the Annual Meeting, the Annual Meeting shall stand adjourned to the same day in the next week, at the same time and place. If a quorum is not present or represented within half an hour of the scheduled time for the adjourned Annual Meeting the shareholders present and entitled to vote at the adjourned Annual Meeting, present in person or by proxy shall form a quorum.

How do I vote my shares without attending the Annual Meeting?

We recommend that shareholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a shareholder of record, there are three ways to vote by proxy:

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 18, 2019.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

You will need to have a government-issued photo identification along with either your Notice and Access Card or proof of ownership of our shares as of the Record Date in order to enter the Annual Meeting. Proof of ownership may be any of the following:

•	A brokerage statement or letter from a bank or broker indicating ownership on the Record Date;

•	A printout of the proxy distribution email (if you received your materials electronically); or

•	A voting instruction form received from your bank, broker or nominee.

For directions to attend the Annual Meeting in person, please contact our General Counsel and Secretary at 646-440-9131 or bruce@meiragtx.com.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

The meeting will begin promptly at 10:00 a.m., Eastern Time. Check-in will begin at 9:30 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

How does the Board recommend that I vote?

The Board recommends that you vote:

•	FOR the nominees to the Board set forth in this Proxy Statement.

•	FOR the ratification, by ordinary resolution, of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2019.

•	FOR the approval, by special resolution, of the amendment and restatement of our Memorandum and Articles of Association in the form attached as Annex A.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)

Proposal No. 2: Ratification, by Ordinary Resolution, of the Appointment of Our Independent Registered Public Accounting Firm	The affirmative vote of the holders of a simple majority of our ordinary shares present in person or by proxy and voting at the Annual Meeting.(5)	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

Proposal No. 3: Approval, by Special Resolution, of the Amendment and Restatement of Our Memorandum and Articles of Association	The affirmative vote of the holders of a majority of not less than two-thirds of our ordinary shares present in person or by proxy and voting at the Annual Meeting.(5)	FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(3)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
(5)	For both Proposal No. 2 and Proposal No. 3, this assumes voting is conducted by way of a poll and not a show of hands.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and representatives of Broadridge will act as inspectors of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:

•	sending a written statement to that effect to the attention of the Secretary at our corporate offices, provided such statement is received no later than June 18, 2019;

•	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 18, 2019;

•	submitting a properly signed proxy card with a later date that is received no later than June 18, 2019; or

•	attending the Annual Meeting, revoking your proxy and voting in person.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote in person at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Board Size and Structure

In accordance with our Memorandum and Articles of Association as currently in effect (the “Articles”), the Board has the discretion to fix the minimum and maximum number of directors to serve on our Board and, unless such numbers are fixed, the minimum shall be one and the maximum shall be unlimited. Our Board has not set a maximum, and the Board currently consists of ten directors.

Our Articles provide that the Board be divided into three classes, Class I, Class II and Class III, with staggered, three-year terms. At each annual meeting of shareholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual general meeting following election. Each director shall hold office until the expiration of their term, until their successor shall have been duly elected and qualified or until their earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled by vote of a majority of the directors then in office. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.

Current Directors and Terms

Our current directors and their respective classes and terms are set forth below.

Class I Directors with Current Term Ending at 2019 Annual Meeting	Class II Directors with Current Term Ending at 2020 Annual Meeting	Class III Directors with Current Term Ending at 2021 Annual Meeting
Martin Indyk	Ellen Hukkelhoven, Ph.D	Alexandria Forbes, Ph.D.
Arnold J. Levine, Ph.D.	Joel S. Marcus	Keith R. Harris, Ph.D.
Gregory S. Moss	Stuart Naylor, Ph.D.	Neil Mendoza
Thomas E. Shenk, Ph.D.

Nominees for Director

Mr. Indyk and Drs. Levine and Shenk have been nominated by the Board to stand for election. Mr. Moss will not be standing for reelection, and we thank him for his service and contribution to the Board. As Mr. Indyk and Drs. Levine and Shenk are directors assigned to Class I, their current term of service will expire at the Annual Meeting. If elected by the shareholders at the Annual Meeting, Mr. Indyk and Drs. Levine and Shenk will each serve for a term expiring at our annual meeting of shareholders to be held in 2022 (the “2022 Annual Meeting”) and the election and qualification of his successor or until his earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees and Continuing Directors

The following pages contain certain biographical information as of April 9, 2019 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that all of our directors and nominees display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our shareholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Nominees for Election to Three-Year Terms Expiring No Later than the 2022 Annual Meeting

Class I Directors	Age	Served as a Director Since	Current Position(s) with MeiraGTx
Martin Indyk	67	February 2019	Director
Arnold J. Levine, Ph.D.	79	February 2016	Director
Thomas E. Shenk, Ph.D	72	June 2015	Director

Martin Indyk is an American diplomat who has served in senior positions in the Clinton, George W. Bush and Obama administrations, including at the U.S. Department of State as a Special Envoy for Israeli-Palestinian Negotiations and as the U.S. Ambassador to Israel. Since October 2018, Mr. Indyk has served as a Distinguished Fellow and Director of Executive Education at the Council on Foreign Relations, a non-profit think tank specializing in U.S. foreign policy and international affairs. Prior to his current role, from 2010 to 2018, Mr. Indyk worked at The Brookings Institution, a non-profit public policy organization, where he was responsible for raising and managing funding for the organization. At The Brookings Institution, he served as the John C. Whitehead Distinguished Fellow in International Diplomacy from 2017 to 2018 and as Executive Vice President from 2015 to 2017. Mr. Indyk has also served at the U.S. Department of State as a Special Envoy for Israeli-Palestinian Negotiations and as the U.S. Ambassador to Israel. Since 2003, Mr. Indyk acted as Co-Founder with Sheikh Hamad bin Jassem al-Thani of the Doha Forum on U.S. Relations with the Islamic World and, from 2004 to 2017, Mr. Indyk acted as Co-Founder with Haim Saban of the Saban Forum on U.S.-Israel Relations. Mr. Indyk also serves on the boards of several non-profit organizations. Mr. Indyk received a Bachelor of Economics (with honors) from the University of Sydney and a Ph.D. in international relations from the Australian National University. Our Board of Directors believes that Mr. Indyk’s expertise and experience in public service, navigating contentious issues and managing complex organizations provides him with the qualifications and skills to serve on our Board of Directors.

Arnold J. Levine, Ph.D. has served as a member of our Board of Directors since February 2016. Since 2000, Dr. Levine has served as a professor emeritus at the Institute for Advanced Study at Princeton University. Dr. Levine was a director of Imclone Systems Incorporated from 2000 to 2003. He was a professor in the Department of Molecular Biology at Princeton University from 1984 until 1996, where he was named the Harry C. Wiess Professor in Life Sciences and was the chairman of the department. Dr. Levine currently serves as a member of each of the U.S. National Academy of Sciences, the U.S. National Academy of Medicine and the American Philosophical Society. Dr. Levine received a B.A. from Harpur College, State University of New York at Binghamton and a Ph.D. in microbiology from the University of Pennsylvania. Our Board of directors believes Dr. Levine’s expertise and experience serving as a director in the pharmaceutical sector and his academic background provides him with the qualifications and skills to serve on our Board of Directors.

Thomas E. Shenk, Ph.D. has served as a member of our Board of Directors since June 2015. Dr. Shenk has been the James A. Elkins Jr. Professor of Life Sciences in the Department of Molecular Biology at Princeton University since 1984. Dr. Shenk served on the board of directors of Merck and Co. Inc., a pharmaceutical company from 2001 to 2012. Dr. Shenk currently serves as a director of Vical Incorporated, a biopharmaceutical company, and served on the board of directors of Kadmon Holdings, Inc., a biopharmaceutical company, until June 2018. Dr. Shenk also currently serves as a member of each of the U.S. National Academy of Sciences, the U.S. National Academy of Medicine and the American Philosophical Society. He received a B.S. from University of Detroit and a Ph.D. from Rutgers University. Our Board of Directors believes Dr. Shenk’s expertise and experience serving as a director in the pharmaceutical sector and his academic background provides him with the qualifications and skills to serve on our Board of Directors.

Class II Directors Whose Terms Expire at the 2020 Annual Meeting of Shareholders

Class II Directors	Age	Director Since	Current Position(s) at MeiraGTx
Ellen Hukkelhoven, Ph.D.	32	October 2017	Director
Joel S. Marcus	71	June 2015	Director
Stuart Naylor, Ph.D.	56	April 2015	Chief Development Officer and Director

Ellen Hukkelhoven, Ph.D. has served as a member of our Board of Directors since October 2017. Since 2018, Dr. Hukkelhoven has served as a Managing Director at Perceptive Advisors, a leading healthcare investment firm, prior to which she served as a Senior Analyst since 2013. Prior to joining Perceptive Advisors in 2013, Dr. Hukkelhoven received an B.A. in molecular biology and finance from Princeton University and a Ph.D. in cancer biology from Memorial Sloan Kettering Cancer Center. Our Board of Directors believes that Dr. Hukkelhoven’s academic and biotechnology investing experience qualifies her to serve as a member of our Board of Directors.

Joel S. Marcus has served as a member of our Board of Directors since June 2015. Mr. Marcus founded Alexandria Real Estate Equities, Inc., a real estate investment trust, and has served as Executive Chairman since April 2018 after previously serving as its Chairman from May 2007 to April 2018, Chief Executive Officer from March 1997 to April 2018 and a director since its founding in 1994 to April 2018. Mr. Marcus also co-founded and leads Alexandria Venture Investments, LLC which is a strategic venture arm of Alexandria Real Estate Equities, Inc. Prior to founding Alexandria Real Estate Equities, Inc., Mr. Marcus specialized in corporate finance and capital markets, venture capital and mergers and acquisitions with special expertise in the biopharmaceutical industry. Mr. Marcus currently serves on the board of directors at Intra-Cellular Therapies, Inc. and Atara Biotherapeutics, Inc. Mr. Marcus received a B.A. and a J.D. from the University of California, Los Angeles. Our Board of Directors believes that Mr. Marcus’ extensive experience in the life science real estate industry and as a chief executive officer, as well as his training as a C.P.A. and attorney, provide him with the qualifications and skills to serve on our Board of Directors.

Stuart Naylor, Ph.D. has served as our Chief Development Officer and a member of our Board of Directors since April 2015. From April 2015 to April 2016, Dr. Naylor was Chief Executive Officer of Athena Vision Limited, a biotechnology company. From June 2013 to April 2015, Dr. Naylor served as managing director of Coltivare Ltd., a healthcare consulting company. From 2008 to 2013, Dr. Naylor was Executive Director and Chief Scientific Officer of Oxford BioMedica plc, a gene therapy company. Prior to joining Oxford BioMedica plc, Dr. Naylor focused on translational cancer research at the Institute of Cancer Research in London. Dr. Naylor has a B.S.C. in microbiology and virology from the University of Warwick, an M.S. in Immunology from Kings College London, and a Ph.D. from the Imperial Cancer Research Fund laboratory studying ovarian cancer and cytokine biology. Our Board of directors believes Dr. Naylor’s extensive academic and clinical experience, as well as his knowledge of the industry, qualifies him to serve on our Board of Directors.

Class III Directors Whose Terms Expire at the 2021 Annual Meeting of Shareholders

Class III Directors	Age	Director Since	Current Position(s) at MeiraGTx
Alexandria Forbes, Ph.D.	54	March 2015	President and Chief Executive Officer and Director
Keith R. Harris, Ph.D.	65	June 2015	Chairman of the Board
Neil Mendoza	59	June 2015	Director

Alexandria Forbes, Ph.D. has served as our President, Chief Executive Officer and member of our Board of directors since March 2015. Prior to joining MeiraGTx, Dr. Forbes served as Senior Vice President of Commercial Operations at Kadmon Holdings, Inc., a biopharmaceutical company, from September 2013 to April 2015, and served as a member of its board of directors until June 2018. Prior to Kadmon Holdings, Inc., Dr. Forbes spent eleven years as a healthcare investor at Sivik Global Healthcare (formerly Argus Partners), a healthcare hedge fund, from August 2001 to November 2008, and at Meadowvale Asset Management, a healthcare hedge fund, from January 2010 to June 2012. Before entering the hedge fund industry, Dr. Forbes was a Human Frontiers/Howard Hughes postdoctoral fellow at the Skirball Institute of Biomolecular Medicine at NYU Langone Medical Center from March 1997 to September 2000. Prior to this, Dr. Forbes was a research fellow at Duke University, and also at the Carnegie Institute at Johns Hopkins University. Dr. Forbes received an M.A. in Natural Sciences from Cambridge University and a Ph.D. in Molecular Genetics from Oxford University. Our Board of Directors believes Dr. Forbes’ extensive academic and clinical experience, as well as her knowledge of the industry, qualifies her to serve on our Board of Directors.

Keith R. Harris, Ph.D. has served as a member of our Board of Directors since June 2015 and served as chairman of our Board of Directors since February 2018. Dr. Harris is a London-based investment banker and financier with a 25-year career as a senior corporate finance and takeover advisor. Since 1999, Dr. Harris has been the chairman of Keith Harris & Associates, a sports consulting firm. Dr. Harris previously served as Chief Executive Officer of HSBC Investment Bank from 1994 to 1999 and Seymour Pierce Holdings Limited, a subsidiary of which, Seymour Pierce Limited, was acquired in a pre-paid administration under United Kingdom (“U.K.”) law in 2013. Dr. Harris received a B.A. in business and economics from the University of Bradford and a Ph.D. in Economics from the University of Surrey. Our Board of Directors believes that Dr. Harris’ financial knowledge and experience qualifies him to serve as a member of our Board of Directors.

Neil Mendoza has served as a member of our Board of Directors since June 2015. Mr. Mendoza is Provost of Oriel College, Oxford University. In 1986, Mr. Mendoza founded the custom marketing and publishing agency Forward, subsequently renamed Bookmark Content and Communications, a subsidiary of WPP plc. Mr. Mendoza is the chairman of Victoria Private Investment Office, a London-based investment advisory firm, which he joined in 2010. He received a M.A. in Geography from Oxford University. Our Board of Directors believes Mr. Mendoza’s extensive experience with investments provides him with the qualifications and skills to serve on our Board of Directors.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of each of Martin Indyk, Arnold J. Levine, Ph.D. and Thomas E. Shenk, Ph.D. as a Class I director to hold office until the 2022 Annual Meeting and until his successor has been duly elected and qualified.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Ernst & Young LLP has served as our independent registered public accounting firm since 2016. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2019.

Although ratification is not required by our Articles or otherwise, the Board is submitting the selection of Ernst & Young LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our shareholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from shareholders.

Audit, Audit-Related, Tax and All Other Fees

The table below sets forth the aggregate fees billed to MeiraGTx for services related to the fiscal years ended December 31, 2018 and 2017, respectively, by Ernst & Young LLP, our independent registered public accounting firm.

	Year Ended December 31,
	2018	2017
Audit Fees(1)	$1,485,800	$150,000
Audit-Related Fees	—	—
Tax Fees(2)	709,465	186,092
All Other Fees	—	—

	$2,195,265	$336,092

(1)

Audit fees for 2018 consisted of professional services rendered for the audit of our financial statements, including the review of our quarterly financial statements. Additionally, audit fees for 2018 consist of professional services rendered for our Form S-1 filed in connection with our initial public offering. Audit fees for 2017 consisted of professional services rendered for the audit of our financial statements.

(2)	Tax fees for 2018 and 2017 consisted of professional services rendered for corporate tax compliance and tax advisory services.

Pre-Approval Policies and Procedures

The formal written charter for our audit committee requires that the audit committee, or the chair of the audit committee, pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm in accordance with the Company’s audit services pre-approval policy (as amended from time to time), other than de minimis non-audit services approved in accordance with applicable SEC rules.

The audit committee has adopted a pre-approval policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. This pre-approval policy generally provides that the audit committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee or (ii) entered into pursuant to the pre-approval policies and procedures described in the pre-approval policy. Unless a type of service to be provided by our independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the audit committee.

On an annual basis, the audit committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by the Company’s independent registered public accounting firm without first obtaining specific pre-approval from the audit committee. The audit committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Any member of the audit committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the audit committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the audit committee requires pre-approval for such additional services or such additional amounts.

The services provided to us by Ernst & Young LLP in 2017 and 2018 were provided in accordance with our pre-approval policies and procedures, as applicable.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification, by ordinary resolution, of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Audit Committee Report

The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance— Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Ernst & Young LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2018. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Keith R. Harris, Ph.D. (Chair)

Joel S. Marcus

Neil Mendoza

PROPOSAL NO. 3 APPROVAL OF PROPOSAL TO AMEND AND RESTATE THE MEMORANDUM AND ARTICLES OF ASSOCIATION

General

On April 4, 2019, the Board approved and declared advisable the amendment and restatement if our Articles (as amended and restated, the “Amended and Restated Memorandum and Articles of Association”). We believe that these changes are necessary in order to put into effect the Board of Directors’ decision to make the Company a tax resident within the U.K. and ensure that the Company does not inadvertently become tax resident in more than one location. If this were to happen, then there could be additional compliance and administrative costs placed on the Company that would not be of benefit to the Company or its Shareholders.

Proposed Changes to the Articles

References to the Articles in the summary below are to the sections reflected in Annex A and not necessarily the Articles in effect as of the date hereof. The description of the proposed changes to the Articles contained in this Proxy Statement does not purport to be complete and is qualified in its entirely by reference to the full text of the form of the Amended and Restated Memorandum and Articles of Association attached to this Proxy Statement as Annex A.

Given that the Board of Directors conducts its affairs so that the central management and control of the Company is exercised in the U.K. it is proposed that the Articles be amended as follows:

•	Article 106 be amended to provide that the Company must maintain a facsimile of its common seal (if such seal has been adopted) in the U.K.

•	Article 109 be amended to provide that all proceedings of the Board of Directors will be transacted by the Board of Directors within the U.K.

•

Article 111 be amended to provide that the quorum necessary to convene a meeting of the Board of Directors shall be a majority of the Directors appointed at that point in time, and a majority of those Directors present at the meeting must be in the U.K.

•

Article 117 be amended to provide that in order to validly pass a written resolution of the Board of Directors, the resolution must be signed by a majority of Directors, present in the UK at the time of signing the resolution.

•	Article 132 be amended to provide that books or account shall be kept at such place or places within the U.K. as the Board of Directors think fit.

Additional non-material changes have been made to the Articles in order to correct minor typographical errors, reflect general legislative updates since the last full adoption of the Articles in 2018.

Effective Date

The Amended and Restated Articles of Association will become effective on the passing of the special resolution at the Annual Meeting.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval, by special resolution, of the amendment and restatement of the company’s Memorandum and Articles of Association in the form attached hereto as Annex A.

EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our current executive officers. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position	In Current Position Since
Alexandria Forbes, Ph.D.	54	President and Chief Executive Officer and Director	March 2015
Richard Giroux	46	Chief Operating Officer and Chief Financial Officer	March 2015 and April 2019, respectively
Stuart Naylor, Ph.D.	56	Chief Development Officer and Director	April 2015
Bruce Gottlieb	43	General Counsel and Secretary	April 2019

See pages 8 and 9 of this Proxy Statement for Dr. Forbes’ and Dr. Naylor’s biographies.

Richard Giroux has served as our Chief Operating Officer since March 2015 and our Chief Financial Officer since April 2019. Mr. Giroux joined MeiraGTx from Sarissa Capital Management LP, an activist healthcare hedge fund, where he was a partner from March 2014 to March 2015. Prior to Sarissa Capital Management LP, Mr. Giroux was a founding partner and healthcare portfolio manager of Meadowvale Partners, a multi-strategy hedge fund, from January 2010 until June 2012. Prior to Meadowvale Partners, he was a partner at Sivik Global Healthcare (formerly Argus Partners), a healthcare hedge fund, from August 2001 to November 2008. Prior to that, from 1996 to 2001, he worked at investment banks Salomon Smith Barney and Goldman Sachs. Mr. Giroux received a B.A. in Economics from Yale University.

Bruce Gottlieb has served as our General Counsel and Secretary since April 2019. Prior to joining MeiraGTx, Mr. Gottlieb served, since 2016, as General Counsel and Executive Vice President of Business Development at Oscar Health, a venture-backed managed health care plan, where he was responsible for the company’s legal, compliance, and regulatory affairs departments, as well as sales, marketing, and growth strategy. From 2014 to 2015, he was Executive Vice President for Legal and Regulatory at SoftBank, a global technology investment firm. From 2010 through 2014 he was General Counsel of Atlantic Media, the publisher of The Atlantic, National Journal, and Quartz, and, from 2012, was President of the company’s National Journal division. Mr. Gottlieb served as Chief Counsel of the Federal Communications Commission from 2009 to 2010. He began his legal career as a clerk to Judge David S. Tatel of the United States Court of Appeals for the District of Columbia Circuit and worked in private practice as an associate in WilmerHale’s Washington D.C. office. Mr. Gottlieb received an A.B. in Economics from Harvard College and a J.D. from Harvard Law School.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Corporate Governance—Documents & Charters” section of the “Investors & Media” page of our website located at https://meiragtx.com/, or by writing to our Secretary at our offices at 430 East 29th Street, 10th Floor, New York, New York 10016. Among the topics addressed in our Corporate Governance Guidelines are:

•	Board size, independence and qualifications

•	Executive sessions of independent directors

•	Board leadership structure

•	Selection of new directors

•	Director orientation and continuing education

•	Limits on board service

•	Change of principal occupation

•	Term limits

•	Director responsibilities

•	Director compensation

•	Share ownership

•	Board access to senior management

•	Board access to independent advisors

•	Board self-evaluations

•	Board meetings

•	Meeting attendance by directors and non-directors

•	Meeting materials

•	Board committees, responsibilities and independence

•	Succession planning

•	Risk Management

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its shareholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairperson of the Board. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board will carry out the duties of the Lead Director, as applicable.

The positions of our Chair of the Board and our Chief Executive Officer and President are currently served by two separate persons. Dr. Harris serves as Chairman of the Board, and Dr. Forbes serves as our Chief Executive Officer and President. In his capacity as the independent Board Chair, Dr. Harris performs the functions of the Lead Director.

The Board believes our current leadership structure of Chief Executive Officer and Chair of the Board being held by two separate individuals is in the best interests of the Company and its shareholders and strikes the appropriate balance between the Chief Executive Officer and President’s responsibility for the strategic direction, day-to-day leadership and performance of our Company and the Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and President and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its shareholders.

Director Independence

Under our Corporate Governance Guidelines and the Nasdaq rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line tests for independence set forth by the Nasdaq rules.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Keith R. Harris, Ph.D., Ellen Hukkelhoven, Ph.D., Martin Indyk, Arnold J. Levine, Ph.D., Joel S. Marcus and Neil Mendoza, representing six of our ten directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. In making this determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the director’s beneficial ownership of our ordinary shares and the relationships of our non-employee directors with certain of our significant shareholders.

Board Committees

Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Keith R. Harris, Ph.D	Chair	Chair	X
Arnold J. Levine, Ph.D.	—	X	—
Joel S. Marcus	X	—	Chair
Neil Mendoza	X	X	X

Audit Committee

We have a separately-designated standing audit committee. Our audit committee is responsible for, among other things:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating our Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions;

•

pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the committee or exempt from such requirement under SEC rules);

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report required by SEC rules.

Our audit committee currently consists of Joel S. Marcus, Neil Mendoza and Keith R. Harris, Ph.D., who serves as chair. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq rules and regulations. Our Board of Directors has affirmatively determined that each member of our audit committee qualifies as “independent” under Nasdaq’s heightened standards and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”) applicable audit committee members, and that each of Keith R. Harris, Ph.D. and Joel S. Marcus qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

Our compensation committee is responsible for, among other things:

•	reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our Chief Executive Officer and our other executive officers;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;

•	reviewing with management our major compensation-related risk exposures and the steps management has taken, or should consider taking, to monitor or mitigate such exposures; and

•	preparing the annual compensation committee report required by SEC rules, to the extent required.

Our compensation committee currently consists of Arnold J. Levine, Ph.D., Neil Mendoza and Keith R. Harris, Ph.D., who serves as chair. Our Board of Directors has determined that each member of our compensation committee qualifies as “independent” under Nasdaq’s heightened standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.

The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee.

Compensation Consultants

In accordance with its authority to retain consultants and advisors described above, the compensation committee engaged the services of Total Compensation Solutions (“TCS”) as its compensation consultant to provide advice, consulting and guidance on executive, non-employee director and employee retention and incentive plans.

All services related to executive compensation provided by TCS during 2018 were conducted under the direction or authority of the compensation committee, and all work performed by TCS was pre-approved by the compensation committee. Neither TCS nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. Additionally, during 2018, TCS did not provide any services to us unrelated to executive and director compensation.

The compensation committee evaluated whether any work provided by TCS raised any conflict of interest for services performed during 2018 and determined that it did not.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for, among other things:

•	identifying individuals qualified to become members of our Board;

•	recommending to our Board the persons to be nominated for election as directors and to each committee of the Board;

•

developing and recommending to our Board of Directors corporate governance guidelines, and reviewing and recommending to our Board of Directors proposed changes to our corporate governance guidelines from time to time; and

•	overseeing a periodic evaluation of our Board of Directors.

Our nominating and corporate governance committee currently consists of Keith R. Harris, Ph.D., Neil Mendoza and Joel S. Marcus, who serves as chair. Our Board has determined that each member of our nominating and corporate governance committee qualifies as “independent” under applicable Nasdaq rules applicable to nominating and corporate governance committee members.

Board and Board Committee Meetings and Attendance

During fiscal 2018, our Board of Directors met eight times, the audit committee met six times, the compensation committee met four times and the nominating and corporate governance committee met four times. In 2018, each of our directors attended at least 75% of the meetings of the Board and committees on which such director served as a member.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at the Annual Meeting of Shareholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of shareholders, but we expect all directors to make every effort to attend any meeting of shareholders.

Director Nominations Process

The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of shareholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, shareholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Arnold J. Levine, Ph.D. and Thomas E. Shenk, Ph.D. were each initially elected to our board by recommendation of our chief executive officer and, Martin Indyk was appointed to the Board on the recommendation of our nominating and corporate governance committee. Each of the Class I director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election or re-election, as applicable, at the Annual Meeting. The Voting Agreement terminated by its terms in connection with the closing of our IPO, and none of our stockholders currently have any continuing rights regarding the election or designation of members of our Board of Directors.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election or re-election, as applicable, at the Annual Meeting.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the Board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

The nominating and corporate governance committee will consider director candidates recommended by shareholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of our Secretary, MeiraGTx Holdings plc, 430 East 29th Street, 10th Floor, New York, New York 10016. All recommendations for nominations received by our Secretary that satisfy the requirements under the rules of the SEC relating to such director nominations will be presented to the nominating and corporate governance committee for its consideration. For additional information, regarding shareholder proposals, see “Shareholder Proposals and Director Nominations.”

Board Role in Risk Oversight

The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to the Board.

The audit committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements and our enterprise risk management program. Through its regular meetings with management, including the finance, legal, internal audit, tax, compliance, and information technology functions, the audit committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. The compensation committee assists the Board by overseeing and evaluating risks related to the Company’s compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Board’s Chair, succession planning discussions. The nominating and corporate governance committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.

Committee Charters and Corporate Governance Guidelines

Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the Corporate Governance section of the Investors & Media page of our website located at https://meiragtx.com/, or by writing to our Secretary at our offices at 430 East 29th Street, 10th Floor, New York, New York 10016.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of our Code of Business Conduct and Ethics is available under the Governance section of the Investors page of our website located at https://meiragtx.com/, or by writing to our Secretary at our offices at 430 East 29th Street, 10th Floor, New York, New York 10016. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website rather than by filing a Current Report on Form 8-K.

We intend to disclose on our website any amendment to, or waiver from, a provision of our Code of Conduct that applies to directors and executive officers and that is required to be disclosed pursuant to the rules of the SEC and the Nasdaq.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts; short sales; and transactions in publicly traded options, such as puts, calls and other derivatives involving our equity securities.

Communications with the Board

Any shareholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of our Secretary, MeiraGTx Holdings plc, 430 East 29th Street, 10th Floor, New York, New York 10016. Our Secretary will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE COMPENSATION

Overview

This section discusses the material components of the executive program for our executive officers who are named in the “2018 Summary Compensation Table” below. In 2018, our “named executive officers” and their positions were as follows:

•	Alexandria Forbes, Ph.D., President and Chief Executive Officer;

•	Richard Giroux, Chief Operating Officer; and

•	Stuart Naylor, Ph.D., Chief Development Officer.

The Company believes it experienced exceptional results in 2018 and achieved significant milestones in a number of key areas, including fundraising, clinical, regulatory and overall business development. These results were largely driven by a small team of senior management led by Dr. Forbes, our Chief Executive Officer, Mr. Giroux, our Chief Operating Officer, and Dr. Naylor, our Chief Development Officer. The compensation committee sought to reward these individuals for the Company’s achievements during 2018 and its compensation decisions for 2018 reflect the committee’s desire to recognize the achievement of goals intended to increase shareholder value, while enhancing the retention of key executives who drive this performance.

2018 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Alexandria Forbes, Ph.D.	2018	555,000	3,028,000	11,345,617	1,380,800	6,689,105	22,998,522
President and Chief Executive Officer	2017	450,000	490,000	—	165,969	16,200	1,122,169
Richard Giroux	2018	476,731	2,433,000	11,345,617	1,171,986	6,672,605	22,099,939
Chief Operating Officer	2017	400,000	440,000	—	153,202	—	993,202
Stuart Naylor, Ph.D. (4)	2018	352,000	750,000	—	1,108,372	35,200	2,245,572
Chief Development Officer	2017	257,800	528,900	—	25,534	25,780	838,014

(1)

For Dr. Forbes and Mr. Giroux, amounts reflect $1,078,000 and $968,000, respectively, in bonuses paid in March 2018 in connection with our achieving a fundraising milestone and $1,950,000 and $1,465,000, respectively, in guaranteed and discretionary bonuses paid in early 2019 attributable to performance in 2018. For Dr. Naylor, amount reflects a discretionary bonus paid in early 2019 attributable to performance in 2018.

(2)

Amounts reflect the full grant-date fair value of restricted ordinary shares and option awards granted during 2018 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted ordinary shares and option awards made to executive officers in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 26, 2019.

(3)

Amounts shown represent employer contributions to our 401(k) plan for Dr. Forbes and a defined contribution pension scheme in the UK for Dr. Naylor. For each of Dr. Forbes and Mr. Giroux, amounts shown include $6,672,605 in tax gross-ups paid by us in 2018 as described in more detail below under “Narrative to Summary Compensation Table–Equity Compensation”.

(4)	Amounts shown for Dr. Naylor were paid in pounds sterling and converted to U.S. dollars based on an average exchange rate for 2018 of $1.289 to £1.00.

Narrative to Summary Compensation Table

Base Salaries

The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Pursuant to the terms of their employment agreements, the base salaries of Dr. Forbes and Mr. Giroux were initially set at $390,000 and $320,000, respectively, and were increased to $450,000 and $400,000, respectively, in April 2016, in connection with our attaining a fundraising milestone. The base salaries of Dr. Forbes and Mr. Giroux were subsequently increased to $580,000 and $495,000, respectively, in connection with our attaining a second fundraising milestone in March 2018.

Dr. Naylor received an initial annual base salary of £200,000 pursuant to the terms of his employment agreement. His annual base salary was increased to £275,000 in January 2018 and to £310,000 in January 2019.

Bonuses

Dr. Forbes and Mr. Giroux are entitled to guaranteed annual cash bonus payments and may receive performance-based bonuses pursuant to the terms of their employment agreements, as described in more detail below under “Executive Compensation Arrangements—Dr. Forbes and Mr. Giroux.” In January 2018, the compensation committee determined that the guaranteed and performance based bonus amounts payable to Dr. Forbes and Mr. Giroux for 2017 would be $1,078,000 and $968,000, respectively, and that these amounts would be paid only upon the company’s satisfaction of performance milestones relating to (i) receipt of grant funds exceeding a threshold amount, (ii) equity investments or other upfront payments resulting in a cash balance above a threshold amount or (iii) the closing of an initial public offering. Consequently, Dr. Forbes and Mr. Giroux became entitled to these bonus payments in connection with our achieving a fundraising milestone in early 2018. In January 2019, the compensation committee assessed Company performance during 2018 based on our achievement of a number of clinical, regulatory and corporate milestones during the year and determined that the guaranteed and performance based bonus amounts payable to Dr. Forbes and Mr. Giroux for 2018 would be $1,950,000 and $1,465,000, respectively. These bonuses were paid in January 2019 and are included in the “bonus” column of the 2018 Summary Compensation Table above.

Pursuant to his employment agreement, Dr. Naylor has the opportunity to earn an annual discretionary bonus. In January 2019 the compensation committee determined to pay Dr. Naylor a bonus for 2018 performance of $750,000 based on an assessment of the Company’s achievement of the performance milestones described above.

Equity Compensation

Our named executive officers hold restricted ordinary shares and options to purchase ordinary shares. In January 2018 and December 2018, the named executive officers were granted options as set forth below. The options generally vest as to 25% of the shares subject to the option on the first anniversary of the grant date and in 36 substantially equal monthly installments thereafter.

Named Executive Officer	January 2018	December 2018
Alexandria Forbes, Ph.D.	103,066	130,000
Richard Giroux	96,624	105,000
Stuart Naylor, Ph.D	90,182	100,000

Pursuant to their employment agreements, Dr. Forbes and Mr. Giroux are entitled to annual grants of restricted ordinary shares. The number of restricted shares subject to each such award is determined by the compensation committee, with input from our chief executive officer with respect to the grant to Mr. Giroux. For 2018, the compensation committee, with respect to Dr. Forbes, and the chief executive officer, with respect to Mr. Giroux, determined not to make any such grants.

Dr. Forbes and Mr. Giroux are also entitled to certain equity-based incentive awards upon our achievement of certain corporate or financial milestones as set forth in their employment agreements. In connection with our attaining a fundraising milestone on March 1, 2018, each of Dr. Forbes and Mr. Giroux became entitled to a grant of fully vested shares in an amount equal to 1.5% of our outstanding shares on a fully diluted basis plus payment of any associated income taxes incurred by the named executive officer. In March 2018, we issued each of Dr. Forbes and Mr. Giroux 275,081 vested ordinary shares and paid $1,680,101 for the associated taxes incurred by each of Dr. Forbes and Mr. Giroux.

In connection with our IPO, each of Dr. Forbes and Mr. Giroux became entitled to a grant of restricted shares in an amount equal to 2.5% of our outstanding shares on a fully diluted basis, which we refer to as the Executive IPO Grants. In June 2018, we issued each of Dr. Forbes and Mr. Giroux 653,174 restricted shares. One-third of the restricted shares subject to the Executive IPO Grants were vested at grant and the remaining shares vest in eight quarterly installment beginning three months thereafter. In connection with the vesting of these shares we paid $3,544,558 in June 2018, $706,546 in September 2018 and $741,400 in December 2018 for the associated taxes incurred by each of Dr. Forbes and Mr. Giroux. These amounts are included in the “All Other Compensation” column of the 2018 Summary Compensation Table above.

In connection with our IPO we adopted a 2018 Incentive Award Plan, referred to as the 2018 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. Following the effectiveness of the 2018 Plan, we ceased making grants under the MeiraGTx Limited 2016 Equity Incentive Plan, referred to as the 2016 Plan, under which we previously made grants of equity and equity-based awards to our named executive officers and other key employees.

Other Elements of Compensation

Retirement Plans

We maintain a 401(k) retirement savings plan for our employees employed in the United States who satisfy certain eligibility requirements and contribute to defined contribution pension schemes on behalf of our employees employed in the United Kingdom. Our named executive officers are eligible to participate in our 401(k) plan in the United States on the same terms as other full-time employees. We match 100% of employee contributions to our 401(k) plan, up to 6% of eligible compensation. For Dr. Naylor and certain other members of senior management who are employed in the United Kingdom, we make pension contributions to defined contribution pension schemes equal to 10% of the employee’s qualifying earnings. Our other employees in the United Kingdom receive pension contributions equal to 7% of qualifying earnings. We believe that providing a vehicle for tax-deferred retirement savings adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, subject to the same terms and eligibility requirements.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of ordinary shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2018.

			Option Awards			Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Alexandria Forbes, Ph.D.	3/4/2016	41,629	18,922	7.73	3/4/2026	—	—
	9/20/2017	26,169	57,572	2.64	9/20/2027	—	—
	1/10/2018	—	103,066	5.63	1/10/2028	—	—
	6/8/2018	—	—	—	—	326,587	3,148,299
	12/29/2018	—	130,000	9.64	12/28/2028	—	—
Richard Giroux	3/4/2016	33,657	15,299	7.73	3/4/2026	—	—
	9/20/2017	24,156	53,143	2.64	9/20/2027	—	—
	1/10/2018	—	96,624	5.63	1/10/2028	—	—
	6/8/2018	—	—	—	—	326,587	3,148,299
	12/29/2018	—	105,000	9.64	12/28/2028	—	—
Stuart Naylor, Ph.D.	3/4/2016	17,714	8,052	7.73	3/4/2026	—	—
	9/20/2017	4,026	8,857	2.64	9/20/2027	—	—
	1/10/2018	—	90,182	5.63	1/10/2028	—	—
	12/29/2018	—	100,000	9.64	12/28/2028	—	—

(1)

The options vest as to 25% of the total shares underlying the option on the first anniversary of the grant date and in equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date and, for Dr. Forbes and Mr. Giroux, accelerated vesting upon a qualifying termination of employment as described in more detail below under “Executive Compensation Arrangements—Dr. Forbes and Mr. Giroux.”

(2)	The restricted shares vest in six quarterly installments ending June 8, 2020.

Executive Compensation Arrangements

We have entered into employment agreements with each of our named executive officers. Certain key terms of these agreements are described below.

Dr. Forbes and Mr. Giroux

We entered into employment agreements with Dr. Forbes and Mr. Giroux in February 2016. The agreements have an initial term of three years and automatically renew for successive one-year periods unless notice of non-renewal is provided by either party at least 90 days prior to the expiration of the then-current term.

Pursuant to the employment agreements, Dr. Forbes and Mr. Giroux are entitled to annual base salaries in the amounts described above under “Base Salaries,” annual cash bonuses equal to 100% of their respective base salaries, referred to as the guaranteed bonus, and the opportunity to earn annual performance-based bonuses targeted at 60% of base salary for Dr. Forbes and 50% of base salary for Mr. Giroux, referred to as the performance bonus.

In the event we complete a strategic collaboration resulting in upfront payments to us, each of Dr. Forbes and Mr. Giroux is entitled to a cash bonus in an amount determined by the compensation committee and, with respect to Mr. Giroux, the chief executive officer, provided that such bonus will not be less than 1% of the upfront payments received by us in such collaboration. There is no limit on the number of bonuses the executives may receive per year pursuant to this arrangement.

In the event either of Dr. Forbes’s or Mr. Giroux’s employment is terminated due to death or disability, or Dr. Forbes or Mr. Giroux resigns employment without good reason, which includes the executive’s election not to renew the term of the employment agreement, the executive (or the executive’s estate or beneficiary) is entitled to receive the executive’s base salary, guaranteed bonus, and performance bonus as if the executive’s employment had continued for an additional 12-month period.

In the event either of Dr. Forbes or Mr. Giroux is terminated by us for any reason other than cause, including due to a change in control, the company elects not to renew the term of the employment agreement, or Dr. Forbes or Mr. Giroux resigns for good reason, the executive is entitled to (i) three months’ notice of termination or pay in lieu of notice, (ii) receive the executive’s base salary, guaranteed bonus, and performance bonus as if the executive’s employment had continued for an additional 24 month period (including a pro-rated guaranteed bonus and performance bonus for any stub periods), (iii) employee benefits and post-employment employee benefits and conversion rights in accordance with the terms and conditions of the plans, policies, programs, or perquisites in which the executive participates for a period of 24 months following the end of the then-current term, (iv) incentive and deferred compensation incentive rights in accordance with the terms and conditions of the incentive and deferred compensation plans in which the executive participates; provided, however, that the executive shall be deemed fully vested in any incentive and deferred compensation awards under such plans upon a termination, (v) accelerated vesting of any unvested restricted shares and equity incentive awards, (vi) to the extent not yet granted, be granted fully vested ordinary shares for any awards to which the executive may at the time be entitled as if all conditions applicable to such award were met, and (vii) be paid, within 30 days of termination, a cash termination fee equivalent to 1.50% for Dr. Forbes, or 1% for Mr. Giroux, of the average “market value” of our shares during the 90-trading day period prior to the termination plus payment of any taxes owed by the executive as a result of such termination fee. For purposes of the employment agreements, “market value” means the number obtained by multiplying (x) the aggregate number of shares of our voting and non-voting common equity (including shares held by employees and affiliates) by (y) the average of the last closing prices of our common equity in the principal market for such common equity, as adjusted on a pro-rata basis for any mechanical adjustments in our equity resulting from forward or reverse share splits.

For purposes of the employment agreements, “cause” means the executive’s (i) conviction of a felony involving moral turpitude, (ii) embezzlement, or (iii) intentional and willful misconduct that may subject us to criminal liability, which misconduct is not cured within 30 days after written notice to the executive of such conduct, if curable.

For purposes of the employment agreements, “good reason” means (i) any material diminution of the executive’s title, duties, work responsibilities, authority, or status, or the assignment of duties that would typically be performed by someone in the executive’s position to an individual other than the executive, (ii) a material negative change in the executive’s reporting structure, (iii) a change in control, (iv) a reduction in the executive’s then current base salary, (v) a change in the executive’s principal place of employment to a location more than 15 miles from Manhattan, New York, (vi) our breach of the employment agreement that is not cured within 30 days after receiving notice of such breach, (vii) our insistence that the executive perform or condone any illegal conduct, or (viii) a hostile or abusive work environment or harassment.

Dr. Naylor

We have entered into an employment agreement with Dr. Naylor, pursuant to which he serves as our Chief Development Officer. The agreement is for an unspecified term and may be terminated by either party upon no less than 12-months’ notice, or pay in lieu of notice.

Pursuant to his employment agreement, Dr. Naylor received an initial annual base salary of £200,000, which was increased to £275,000 in January 2018 and to £310,000 in January 2019, and has the opportunity to earn discretionary annual bonuses.

Dr. Naylor’s employment agreement contains certain restrictive covenants pursuant to which he has agreed to refrain from competing with us or soliciting certain of our clients, customers or employees, in each case, for a period of 12 months following his termination of employment.

Potential Payments Upon a Change in Control

As described above in the section titled “Executive Compensation Arrangements—Dr. Forbes and Mr. Giroux”, Dr. Forbes and Mr. Giroux may become entitled to certain payments and benefits in connection with a change in control of our company.

DIRECTOR COMPENSATION

Overview

Prior to our IPO, we provided our non-employee directors with meeting fees for each meeting of the Board or committee attended, in person or telephonically. Non-employee directors received $4,000 (or $6,000 for the chairman) for each meeting of the Board attended in person and $1,000 for each meeting of the Board attended telephonically. Non-employee directors who were on committees of the Board received $500 (or $1,000 for the chairman of the committee) for each committee meeting attended in person or telephonically. Directors who are also employees of our company do not receive compensation for their service on our board.

In connection with our IPO, we adopted a compensation program for our non-employee directors under which each non-employee director is eligible to receive the following amounts for their services on our Board of Directors:

•	an option to purchase 50,000 ordinary shares upon the director’s initial election or appointment to our Board of Directors;

•

if the director has served on our Board of Directors for at least six months as of the date of an annual meeting of shareholders, and will continue to serve as a non-employee director immediately following such meeting, an option to purchase 25,000 ordinary shares on the date of the annual meeting;

•	an annual director fee of $25,000; and

•	if the director serves on a committee of our Board of Directors or in the other capacities stated below, an additional annual fee as follows:

•	chairman of the Board or lead independent director, $25,000;

•	chairman of the audit committee, $15,000;

•	audit committee member other than the chairman, $5,000;

•	chairman of the compensation committee, $10,000;

•	compensation committee member other than the chairman, $5,000;

•	chairman of the nominating and corporate governance committee, $10,000; and

•	nominating and corporate governance committee member other than the chairman, $5,000.

Options granted to our non-employee directors under the program have an exercise price equal to the fair market value of our ordinary shares on the date of grant and expire not later than ten years after the date of grant. The options granted upon a director’s initial election or appointment vest in thirty-six (36) substantially equal monthly installments following the date of grant. The options granted annually to directors vest in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control.

In April 2019 our Board, based on the recommendation of our compensation consultant, approved an amendment to our non-employee director compensation program that increased the annual director fee from $25,000 to $66,000 and the additional annual fee for service as the chairman of the Board from $25,000 to $30,000, effective April 4, 2019.

2018 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Thomas E. Shenk, Ph.D.	24,063	94,379		118,442
Keith R. Harris, Ph.D.	62,002	94,379		156,381
Ellen Hukkelhoven, Ph.D.(3)	—	62,918	(2)	62,918
Arnold J. Levine, Ph.D.	24,876	62,918		87,794
Joel S. Marcus, J.D.	34,001	62,918		96,919
Neil Mendoza	31,502	62,918		94,420
Gregory S. Moss	16,063	—		16,063

(1)

Amounts reflect the full grant-date fair value of option awards granted during 2018 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 26, 2019.

(2)

Amounts shown represent the grant-date fair value of option awards granted to Perceptive Life Sciences Master Fund, Ltd., or the Master Fund, in respect of Dr. Hukkelhoven’s service as a non-employee director.

(3)	Dr. Hukkelhoven waived the cash compensation payable to her for services on the Board during 2018.

In January 2018, our non-employee directors were granted options to purchase our ordinary shares in the following amounts: Dr. Shenk 23,189, Dr. Harris 23,189, Mr. Mendoza 15,459, Mr. Marcus 15,459 and Dr. Levine 15,459. In addition, the Master Fund was granted an option to purchase 15,459 ordinary shares in respect of Dr. Hukkelhoven’s service as a non-employee director on our Board of Directors. The options vested in full on the first anniversary of the grant date.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2018 by each non-employee director who was serving as of December 31, 2018.

Name	Options Outstanding (#)
Thomas E. Shenk, Ph.D.	42,513
Keith R. Harris, Ph.D.	36,071
Ellen Hukkelhoven, Ph.D.	15,459	(1)
Arnold J. Levine, Ph.D.	21,900
Joel S. Marcus, J.D.	28,341
Neil Mendoza	28,341
Gregory S. Moss	—

(1)

Pursuant to a letter agreement between us and Dr. Hukkelhoven, these options were granted to the Master Fund. Dr. Hukkelhoven serves as a Senior Analyst to Perceptive Advisors LLC, the investment manager of the Master Fund.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information relating to the beneficial ownership of our ordinary shares as of April 9, 2019, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares;

•	each of our directors;

•	each of our named executive officers for 2018; and

•	all current directors and current executive officers as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them, subject to any applicable community property laws.

The percentage of shares beneficially owned is computed on the basis of 33,342,566 of our ordinary shares outstanding as of April 9, 2019. Ordinary shares that a person has the right to acquire within 60 days of April 9, 2019 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o MeiraGTx Holdings plc, 430 East 29th Street, 10th Floor, New York, New York 10016.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Holders of Greater Than 5%
Perceptive Advisors LLC (1)	6,023,206	18.1%
Kadmon Corporation, LLC(2)	3,534,707	10.6%
Johnson & Johnson(3)	2,898,550	8.7%
Adena Estate(4)	2,086,889	6.3%
Alexandria Venture Investments LLC (5)	1,982,726	5.9%

Named Executive Officers and Directors
Alexandria Forbes, Ph.D.(6)	1,601,525	4.8%
Keith R. Harris, Ph.D(7).	36,071	*
Ellen Hukkelhoven, Ph.D	—	—
Martin Indyk	—	—
Arnold J. Levine, Ph.D.(8)	21,900	*
Joel S. Marcus(9)	2,098,719	6.3%
Neil Mendoza(10)	41,224	*
Stuart Naylor, Ph.D.(11)	554,381	1.7%
Thomas E. Shenk, Ph.D.(12)	213,322	*
Richard Giroux(13)	1,296,213	3.9%
All executive officers and directors as a group (11 persons)(14)	5,863,355	17.4%

*	Less than 1%.

(1)

Pursuant to a Schedule 13D/A, filed with the SEC on March 5, 2019, each of Perceptive Advisors, LLC (“Perceptive Advisors”), Joseph Edelman (“Mr. Edelman”) and Perceptive Life Sciences Master Fund, Ltd (“Master Fund”) has shared voting and dispositive power over 6,023,206 of our ordinary shares. Perceptive Advisors serves as the investment advisor to the Master Fund, and Mr. Edelman is the managing member of Perceptive Advisors. The amount reported includes the Master Fund’s options to purchase 15,459 ordinary shares that are or will be immediately exercisable within 60 days of April 9, 2019 and 1,304,349 ordinary shares purchased by the Master Fund on March 1, 2019 pursuant to a securities purchase agreement entered into with the Company. The address of each of the foregoing named reporting persons is c/o Perceptive Advisors LLC, 51 Astor Place, 10th Floor, New York, New York 10003. Ellen Hukkelhoven, Ph.D., one of our directors, is a Managing Director at Perceptive Advisors, LLC.

(2)

Pursuant to a Schedule 13G filed on February 8, 2019, Kadmon Holdings, Inc. has sole voting and dispositive power over 3,534,707 of our ordinary shares, and Kadmon Corporation, LLC has shared voting and dispositive power over 3,534,707 of our ordinary shares. The sole member of Kadmon Corporation, LLC is Kadmon Holdings, Inc. The address of each of the foregoing named reporting persons is 450 E. 29th Street, 16th Floor, New York, New York 10016.

(3)

Pursuant to a Schedule 13G filed on March 4, 2019, each of Johnson & Johnson (“J&J”) and Johnson & Johnson Innovation-JJDC, Inc. (“JJDC”) has shared voting and dispositive power over 2,898,550 of our ordinary shares. JJDC is a wholly-owned subsidiary of J&J. The address for J&J is One Johnson & Johnson Plaza, New Brunswick, NJ 08933, and the address for JJDC is 410 George Street, New Brunswick, NJ 08901.

(4)

Based on records from the Company’s transfer agent and information provided to us, Adena Estate, Inc. beneficially owns 2,086,889 of our ordinary shares. The address of Adena Estate, Inc. is Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, VG1110, British Virgin Islands.

(5)

Based on records from the Company’s transfer agent and information provided to us, Alexandria Venture Investments LLC beneficially owns 1,982,726 of our ordinary shares. Joel S. Marcus, one of our directors, is the Executive Chairman of ARE-QRS Corp., the general partner of Alexandria Real Estate Equities L.P., which is the managing member of ARE-Special Services, LLC, which is the managing member of Alexandria Venture Investments LLC. The address of Alexandria Venture Investments LLC 385 E. Colorado Blvd., Suite 299, Pasadena, California 91101.

(6)

Includes for Dr. Forbes 118,444 ordinary shares underlying outstanding options that are or will be exercisable within 60 days of April 9, 2019 and 272,156 unvested restricted shares, which are subject to forfeiture.

(7)	Includes for Dr. Harris 36,071 ordinary shares underlying outstanding options that are or will be exercisable within 60 days of April 9, 2019.
(8)	Includes for Dr. Levine 21,900 ordinary shares underlying outstanding options that are or will be exercisable within 60 days of April 9, 2019.
(9)

Includes for Mr. Marcus: (i) 28,341 ordinary shares underlying outstanding options that are currently or will be exercisable within 60 days of April 9, 2019; (ii) 1,982,726 ordinary shares beneficially owned by Alexandria Venture Investments LLC over which Mr. Marcus may be deemed to have beneficial ownership as described in footnote (5) above; and (iii) 79,922 ordinary shares held by Third Amended and Restated Joel and Barbara Marcus Family Trust.

(10)	Includes for Mr. Mendoza 28,341 ordinary shares underlying outstanding stock options that are or will be exercisable within 60 days of April 9, 2019.
(11)	Includes for Dr. Naylor 56,364 ordinary shares underlying outstanding stock options that are or will be exercisable within 60 days of April 9, 2019.
(12)

Includes for Mr. Shenk (i) 42,513 ordinary shares underlying outstanding stock options that are or will be exercisable within 60 days of April 9, 2019; and (ii) 170,809 ordinary shares held by Double Epiphany, LLC. The managing members of Double Epiphany, LLC are Thomas E. Shenk and Lillian W. Chiang, who have full voting and investment power with respect to the shares held by Double Epiphany, LLC.

(13)

Includes for Mr. Giroux 104,193 ordinary shares underlying outstanding stock options that are or will be exercisable within 60 days of April 9, 2019 and 272,156 unvested restricted shares, which are subject to forfeiture.

(14)	Includes for all executive officers and directors as a group 436,167 ordinary shares underlying outstanding stock options that are or will be exercisable within 60 days of April 9, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, our chief accounting officer and persons who beneficially own more than 10% of our ordinary shares to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file with the SEC. To our knowledge, based on review of the copies of such reports and amendments to such reports furnished to us with respect to the year ended December 31, 2018, and based on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers and beneficial owners of greater than 10% of our ordinary shares were filed on a timely basis during the year ended December 31, 2018.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures on Transactions with Related Persons

Our Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $5,000 in any one fiscal year and a “related person” (as defined under Regulation S-K) had, has or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest. Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.

The following is a summary of transactions since January 1, 2017 that constitute related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Preferred Share and Warrant Financings

Convertible Preferred C Shares

On April 7, 2016, we issued an aggregate 118,526 Convertible Preferred C Shares to Kadmon Corporation, LLC (“Kadmon”) with an aggregate value of approximately $1.2 million as partial payment of amounts owed under the transition services agreement (the “Kadmon TSA”). See “Kadmon Transition Services Agreement” below for additional information.

In May 2017, we issued a convertible note to an entity affiliated with Alexandria Real Estate Equities, Inc. (“Alexandria”), of which one of our directors, Joel S. Marcus is affiliated and which was then a beneficial owner of more than 5% of our equity, in a principal amount of $2.5 million and an interest rate of 10% per annum (the “Convertible Note”). In November 2017, we issued 238,579 Convertible Preferred C Shares to Alexandria with an aggregate value of approximately $2.5 million, upon conversion of the Convertible Note in satisfaction of the full principal. In accordance with the terms of the Convertible Note, the accrued interest in an amount of $0.1 million was cancelled.

On September 21, 2017 and April 12, 2018, we issued an aggregate of 477,158 Convertible Preferred C Shares and 715,737 Convertible Preferred Shares, respectively, to Perceptive Life Sciences Master Fund, Ltd., for aggregate consideration of $7.5 million and $10.0 million, respectively.

On March 1, 2018, we issued an aggregate of 1,431,475 Convertible Preferred C Shares to Adena Estate, Inc. for aggregate consideration of $15 million.

On each of January 1, 2018, February 1, 2018 and March 1, 2018, we issued 10,892 Convertible Preferred C Shares to an affiliate of Alexandria for aggregate consideration on each such date of $114,138.

Warrants

In September 2017, we issued a warrant to Perceptive Life Sciences Master Fund, Ltd. to purchase 695,696 of our Convertible Preferred C Shares at an exercise price of $10.48, which was valued under the Black-Scholes pricing model at approximately $1.7 million.

In November 2017, we issued a warrant to an entity affiliated with Alexandria to purchase 231,898 Convertible Preferred C Shares at an exercise price of $10.48, which was valued under the Black-Scholes pricing model at approximately $0.6 million, as an inducement to convert the Convertible Note described above.

Consulting Agreements

We and Samuel D. Waksal, Ph.D., then a beneficial owner of more than 5% of our equity, entered into a consulting agreement on April 24, 2015 that was subsequently renewed on January 1, 2016, January 1, 2017 and January 1, 2018. Pursuant to the terms of the consulting agreement, we paid Dr. Waksal compensation for his consulting services in 2017 and 2018 of $850,000 and $197,260 respectively. Effective on May 14, 2018, we terminated Dr. Waksal’s agreement. In September 2017, Dr. Waksal was granted options to purchase 77,299 ordinary shares at an exercise price of $2.64. In 2018, we voluntarily accelerated the vesting of all of Dr. Waksal’s 97,697 unvested options. As of April 9, 2019, Dr. Waksal beneficially owned approximately 2.1% of our outstanding ordinary shares, which assumes all of his 128,832 vested but unexercised options had been exercised.

Effective September 28, 2015, we entered into a three-year consulting agreement with Thomas Shenk, Ph.D., one of our directors. In connection with the agreement, we issued Dr. Shenk 170,809 Series A ordinary shares for aggregate consideration of $1.3 million. Under the consulting agreement, such shares were subject to forfeiture ratably over a period of three years if Dr. Shenk does not remain a consultant to us. As of December 31, 2018, all shares were no longer subject to forfeiture.

Indemnification Agreements

We entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and in certain cases their related investment funds) and executive officer against all expenses such as attorneys’ fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the director or executive officer or on his behalf, in connection with such proceeding or any claim, issue or matter therein, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of our company, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Kadmon Transition Services Agreement

In April 2015, we entered into the Kadmon TSA with Kadmon to provide us with office and laboratory facilities, as well as certain other personnel support activities. Under the agreement, we were charged for (i) rent based upon the square footage of the office and laboratory facilities we use, (ii) other personnel support activities based upon the hours of the personnel providing the support activities, and (iii) and other direct costs incurred by Kadmon on our behalf, plus a 7% administrative fee. The Kadmon TSA terminated on April 24, 2018, and we are currently leasing office space on a month to month basis from Kadmon. During 2017 and 2018, we paid Kadmon an aggregate amount of $1.4 million and $275,941, respectively. As of December 31, 2018, there were no amounts due to Kadmon.

Moorfields Lease

In February 2016, we entered into a five-year lease with Moorfields Eye Hospital NHS Foundation Trust of Moorfields Eye Hospital (“Moorfields”) and Kadmon. Under the lease, Kadmon was a guarantor of our rent obligations and agreed to indemnify Moorfields as the landlord against any failure by the tenant to pay the rent or otherwise perform its obligations thereunder. On December 14, 2018, we acquired from Moorfields a long leasehold interest in a pharmacy manufacturing unit (the “Property”), which we continue to occupy and, as a result of this transaction, we are now the tenant of the Property with no facility rent due to Moorfields for the remaining term of 108 years.

ARE Leases

July 2016 Lease

Effective July 2016, we entered into a non-cancellable operating lease for laboratory facilities in New York with ARE-East River Science Park, LLC (“ARE”), an entity affiliated with Alexandria and Joel S. Marcus. Under the lease, we pay monthly base rent, property management fees and operating expenses for the duration of the lease term, which expires in December 2021. The total rent expense under the lease for the years ended December 31, 2018 and 2017 was $487,555 and $487,559, respectively. In July 2016, in connection with the signing of the lease, we entered into a standby letter of credit agreement for $122,866, which serves as a security deposit for the premises. The standby letter of credit expires on is automatically renewed annually through July 7, 2021. As of the years ended December 31, 2018 and 2017, the balance of deferred rent was $201,264 and $231,276, respectively. Aggregate future minimum rental payments under the lease are $1.7 million as of December 31, 2018.

December 2016 Lease

In December 2016, we entered into a non-cancellable operating lease for laboratory and office facilities in New York with ARE, expiring in October 2032. Under the lease, we paid monthly base rent, property management fees, and operating expenses during the lease term. In December 2016, in connection with the signing of the lease, we entered into a standby letter of credit agreement for $321,977, which served as a security deposit for the premises. The standby letter of credit was cancelled on November 2017. In October 2017, the lease was amended whereby the lease would terminate on March 2018 and only base rent and management fees in the aggregate amount of $563,507 would be due for the period from November 2017 through March 2018. Under the amendment, we issued a promissory note in the principal amount of $1.4 million to ARE at an interest rate of 5% per annum, which removed the balance of the deferred rent and accrued the future rent payments. The note was due on December 31, 2018. We recorded an interest expense in the amount of $17,386 and $13,037 for the years ended December 31, 2018 and 2017, respectively. The total rent expense under the operating lease was $0 and $1.7 million for the years ended December 31, 2018 and 2017 respectively. As of December  31, 2018, the balance of deferred lease obligation and the aggregate future minimal rental payments under the lease were $0.

Shareholder Agreement

On June 7, 2018, in connection with our IPO, we entered into a Shareholder Agreement with our shareholders, including Alexandria Forbes, Richard Giroux, Stuart Naylor, Joel S. Marcus, Thomas Shenk, Keith Harris, Arnold Levine, Kadmon Corporation, LLC, Perceptive Life Sciences Master Fund, Ltd., Adena Estate, Inc., Alexandria Equities No. 7, LLC. and Robin Ali. The Shareholder Agreement, other than provisions related to registration rights, confidentiality, rights of third parties and governing law, terminated upon consummation of our IPO. Provisions related to registration rights will terminate upon the earlier to occur of a deemed liquidation event, such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of a holder’s shares without limitation during a three-month period without registration, and the third anniversary of our IPO.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2020 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 430 East 29th Street, 10th Floor, New York, New York 10016, in writing not later than December 30, 2019.

Under our Articles all business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, any report of the Board or of the Company’s auditors, and the fixing of the remuneration of the Company’s auditors. No special business shall be transacted at any general meeting without the consent of all shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting. In addition, no business may be transacted at any general meeting other than business that is either specified in the notice of the meeting given by or at the direction of the Board (including on the requisition of shareholders in accordance with the Articles) or otherwise properly brought before an annual general meeting by or at the direction of the Board. A general meeting may be called by the Board of Directors or any other person authorized to do so in our Articles. Under our Articles, general meetings shall also be convened on the requisition in writing of any shareholder or shareholders entitled to attend and vote at general meetings of the company and to exercise at least a majority of the voting power permitted to be exercised at any such meeting, deposited at the office specifying the objects of the meeting for a date no later than 21 days from the date of deposit of the requisition signed by such shareholders and, if the Board does not convene such meeting for a date not later than 45 days after the date of such deposit, such shareholders themselves may convene the general meeting in the same manner, as nearly as possible, as that in which general meetings may be convened by the Board.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2018 ANNUAL REPORT

Our 2018 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, is being mailed with this Proxy Statement to those shareholders that receive this Proxy Statement in the mail. Shareholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2018 Annual Report, including our Annual Report on Form 10-K for 2018, at www.proxyvote.com.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the General Counsel, MeiraGTx Holdings plc, 430 East 29th Street, 10th Floor, New York, New York 10016.

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Bruce Gottlieb
Bruce Gottlieb
General Counsel and Secretary

New York, New York

April 29, 2019

ANNEX A

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

MEIRAGTX HOLDINGS PLC

(ADOPTED BY SPECIAL RESOLUTION DATED ~~8 JUNE 2018~~             2019)

REF: CM/SP/M6113-151627

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

MEIRAGTX HOLDINGS PLC

(ADOPTED BY SPECIAL RESOLUTION DATED ~~8 JUNE 2018~~             2019)

1.	The name of the company is MeiraGTx Holdings plc (the “Company”).

2.

The registered office of the Company will be situated at the offices of Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands or at such other location as the Directors may from time to time determine.

3.

The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Law (as amended) of the Cayman Islands (the “Companies Law”).

4.

The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Law.

5.

The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.

7.

The capital of the Company is US$50,000 divided into 1,288,327,750 shares with a nominal or par value of US$0.00003881 provided always that subject to the Companies Law and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.	The Company may exercise the power contained in Section 206 of the Companies Law to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

MEIRAGTX HOLDINGS PLC

(ADOPTED BY SPECIAL RESOLUTION DATED ~~8 JUNE 2018~~             2019)

REF: CM/SP/M6113-151627

i

CLAUSE	PAGE
MERGERS AND CONSOLIDATION	22

DISCLOSURE	~~28~~22

ii

COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

MEIRAGTX HOLDINGS PLC

(ADOPTED BY SPECIAL RESOLUTION ~~8 JUNE 2018~~                 2019)

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Law shall not apply to MeiraGTx Holdings plc (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Articles” means these articles of association of the Company, as amended or substituted from time to time.

“Branch Register” means any branch Register of such category or categories of Members as the Company may from time to time determine.

“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company.

“Commission” means the Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act.

“Companies Law” means the Companies Law (as amended) of the Cayman Islands.

“Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are then traded, including but not limited to the New York Stock Exchange and Nasdaq Stock Market.

“Directors” means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof.

“Memorandum of Association” means the memorandum of association of the Company, as amended or substituted from time to time.

“Office” means the registered office of the Company as required by the Companies Law.

“Officers” means the officers for the time being and from time to time of the Company.

“Ordinary Resolution” means a resolution:

(a)

passed by a simple majority of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

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(b)

approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

“paid up” means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up.

“Person” means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or Officer in which circumstances Person shall mean any person or entity permitted to act as such in accordance with the laws of the Cayman Islands.

“Principal Register”, where the Company has established one or more Branch Registers pursuant to the Companies Law and these Articles, means the Register maintained by the Company pursuant to the Companies Law and these Articles that is not designated by the Directors as a Branch Register.

“Register” means the register of Members of the Company required to be kept pursuant to the Companies Law and includes any Branch Register(s) established by the Company in accordance with the Companies Law.

“Seal” means the common seal of the Company (if adopted) including any facsimile thereof.

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.

“Securities Act” means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share.

“Shareholder” or “Member” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending entry in the Register of such subscriber.

“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Law.

“signed” means bearing a signature or representation of a signature affixed by mechanical means.

“Special Resolution” means a special resolution of the Company passed in accordance with the Companies Law, being a resolution:

(a)

passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)

approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Treasury Shares” means Shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.

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2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	reference to a dollar or dollars or USD (or $) and to a cent or cents is reference to dollars and cents of the United States of America;

(e)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(f)

reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and

(g)

reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another.

3.	Subject to the preceding Articles, any words defined in the Companies Law shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	The business of the Company may be commenced at any time after incorporation.

5.

The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.

The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.

The Directors shall keep, or cause to be kept, the Register at such place or (subject to compliance with the Companies Law and these Articles) places as the Directors may from time to time determine (provided that the Register shall, at all times, be kept outside the United Kingdom). In the absence of any such determination, the Register shall be kept at the Office. The Directors may keep, or cause to be kept, one or more Branch Registers as well as the Principal Register in accordance with the Companies Law, provided always that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Law and the rules or requirements of any Designated Stock Exchange.

SHARES

8.	Subject to these Articles and, where applicable, the rules of the Designated Stock Exchange, all Shares for the time being unissued shall be under the control of the Directors who may:

(a)	issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and

(b)	grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;

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and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued.

9.

The Directors, or the Shareholders by Ordinary Resolution, may authorise the division of Shares into any number of Classes and sub-classes and the different Classes and sub-classes shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Directors or the Shareholders by Ordinary Resolution.

10.

The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

11.	The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

MODIFICATION OF RIGHTS

12.

Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class only be materially adversely varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued Shares of the relevant Class, or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by a majority of two-thirds of the votes cast at such a meeting. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy one-third in nominal or par value amount of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes. The Directors may vary the rights attaching to any Class without the consent or approval of Shareholders provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.

13.

The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them or the redemption or purchase of any Shares of any Class by the Company.

CERTIFICATES

14.	No Person shall be entitled to a certificate for any or all of his Shares, unless the Directors shall determine otherwise.

15.

Every share certificate of the Company shall bear any legends required under applicable laws, including the Securities Act. If any share certificate is lost, destroyed or stolen, the Directors may require the holder or

4

holders of the relevant Share to provide an indemnity in a form acceptable to the Directors. Upon such indemnity being provided, a new share certificate may be issued to the holder or holders entitled to such lost, destroyed or stolen share certificate, unless the Directors determine otherwise.

FRACTIONAL SHARES

16.

The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

LIEN

17.

The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share (whether or not fully paid) registered in the name of a Person indebted or under liability to the Company (whether he is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by him or his estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it.

18.

The Company may sell, in such manner as the Directors may determine, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his death or bankruptcy.

19.

For giving effect to any such sale the Directors may authorise some Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

20.

The proceeds of the sale after deduction of expenses, fees and commission incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares immediately prior to the sale.

CALLS ON SHARES

21.

The Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares.

22.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

23.

If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

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24.

The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

25.

The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

26.

The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

FORFEITURE OF SHARES

27.

If a Shareholder fails to pay any call or instalment of a call in respect of any Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

28.

The notice shall name a further day (not earlier than the expiration of fourteen days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

29.

If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

30.

A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

31.

A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

32.

A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

33.

The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

34.

The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

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TRANSFER OF SHARES

35.

Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant securities laws, any Member may transfer all or any Shares by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time.

36.

The instrument of transfer of any Share shall be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

37.

Subject to the rules of any Designated Stock Exchange on which the Shares in question may be listed and to any rights and restrictions for the time being attached to any Share, the Directors may in their absolute discretion decline to register any transfer of Shares without assigning any reason therefor. If the Directors refuse to register a transfer of any Share the Secretary shall, within two months after the date on which the transfer request was lodged with the Company, send to the transferor and transferee notice of the refusal.

38.

Subject to the provisions of these Articles and rules of any Designated Stock Exchange on which the shares in question may be listed and to any rights and restrictions for the time being attached to any Share, the registration of transfers may be suspended and the Register closed at such times and for such periods as the Directors may from time to time determine.

39.

All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

TRANSMISSION OF SHARES

40.

The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased holder of the Share, shall be the only Person recognised by the Company as having any title to the Share.

41.

Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

42.

A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Shareholder, except that he shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

ALTERATION OF SHARE CAPITAL

43.	The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

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44.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;

(c)

subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)

cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

45.	The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

46.	Subject to the Companies Law, the Company may:

(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Companies Law, including out of its capital; and

(d)	accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

47.

Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

48.	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

49.

The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

TREASURY SHARES

50.

Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Law. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.

51.

No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be declared or paid in respect of a Treasury Share.

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52.	The Company shall be entered in the Register as the holder of the Treasury Shares provided that:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)

a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Law, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.

53.	Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

GENERAL MEETINGS

54.	The Directors may, whenever they think fit, convene a general meeting of the Company.

55.

For so long as the Company’s Shares are traded on a Designated Stock Exchange, the Company shall in each year hold a general meeting as its annual general meeting at such time and place as may be determined by the Directors.

56.

The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Shareholders in accordance with these Articles, for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting. The Directors shall give Shareholders notice in writing of any cancellation or postponement. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

57.

General meetings shall also be convened on the requisition in writing of any Shareholder or Shareholders entitled to attend and vote at general meetings of the Company and to exercise at least a majority of the votes permitted to be exercised at any such meeting deposited at the Office specifying the objects of the meeting by notice given no later than 21 days from the date of deposit of the requisition signed by the requisitionists, and if the Directors do not convene such meeting for a date not later than 45 days after the date of such deposit, the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which general meetings may be convened by the Directors, and all reasonable expenses incurred by the requisitionists as a result of the failure of the Directors to convene the general meeting shall be reimbursed to them by the Company.

58.

If at any time there are no Directors, any two Shareholders (or if there is only one Shareholder then that Shareholder) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

NOTICE OF GENERAL MEETINGS

59.

At least twenty one (21) clear days’ notice of a general meeting in writing counting from the date service is deemed to take place as provided in these Articles specifying the place, the day and the hour of the meeting and the general nature of the business, shall be given in the manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company by Ordinary Resolution to such Persons as are, under these Articles, entitled to receive such notices from the Company, but with the consent of all the Shareholders entitled to receive notice of some particular meeting and attend and vote thereat, that meeting may be convened by such shorter notice or without notice and in such manner as those Shareholders may think fit.

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60.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

61.

All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, any report of the Directors or of the Company’s auditors, and the fixing of the remuneration of the Company’s auditors. No special business shall be transacted at any general meeting without the consent of all Shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting. In addition, no business may be transacted at any general meeting, other than business that is either specified in the notice of the meeting given by or at the direction of the Directors (or any duly authorised committee thereof) (including on the requisition of Shareholders in accordance with these Articles) or otherwise properly brought before an annual general meeting by or at the direction of the Directors (or any duly authorised committee thereof).

62.

No business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business. Save as otherwise provided by these Articles, one or more Shareholders holding at least one third of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum.

63.

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Shareholders, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Shareholder or Shareholders present and entitled to vote shall form a quorum.

64.

If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, participation in any general meeting of the Company may be by means of a telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

65.	The chairman, if any, of the board of Directors shall preside as chairman at every general meeting of the Company.

66.

If there is no such chairman, or if at any general meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, any Director or Person nominated by the Directors shall preside as chairman, failing which the Shareholders present in person or by proxy shall choose any Person present to be chairman of that meeting.

67.	The chairman may adjourn a meeting from time to time and from place to place either:

(a)	with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting); or

(b)	without the consent of such meeting if, in his sole opinion, he considers it necessary to do so to:

(i)	secure the orderly conduct or proceedings of the meeting; or

(ii)	give all persons present in person or by proxy and having the right to speak and / or vote at such meeting, the ability to do so,

but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen days or more, notice of the adjourned meeting shall be given in the manner provided for the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

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68.

At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or one or more Shareholders present in person or by proxy entitled to vote, and unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

69.	At any annual general meeting where a resolution for the election of directors is proposed in accordance with these Articles, a plurality of the votes cast shall be sufficient to elect a Director.

70.	If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

71.

In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall not be entitled to a second or casting vote.

72.

A poll demanded on the election of a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

VOTES OF SHAREHOLDERS

73.

Subject to any rights and restrictions for the time being attached to any Share, on a show of hands every Shareholder present in person and every Person representing a Shareholder by proxy shall, at a general meeting of the Company, each have one vote and on a poll every Shareholder and every Person representing a Shareholder by proxy shall have one vote for each Share of which he or the Person represented by proxy is the holder.

74.

In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

75.

A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by him, whether on a show of hands or on a poll, by his committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person, may vote in respect of such Shares by proxy.

76.

No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.

77.	On a poll votes may be given either personally or by proxy.

78.

The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under Seal or under the hand of an Officer or attorney duly authorised. A proxy need not be a Shareholder.

79.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

80.

The instrument appointing a proxy shall be deposited at the Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.

81.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

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82.

A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

83.

Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director.

CLEARING HOUSES

84.

If a clearing house (or its nominee) is a Member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of Members of the Company provided that, if more than one person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such person is so authorised. A person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual Member holding the number and Class of Shares specified in such authorisation.

DIRECTORS

85.

The name(s) of the first Director(s) shall either be determined in writing by a majority (or in the case of a sole subscriber that subscriber) of, or elected at a meeting of, the subscribers of the Memorandum of Association.

86.

The Directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of Directors. At the first annual general meeting of Members, the term of office of the Class I Directors shall expire and Class I Directors appointed at such meeting shall be elected for a full term of three (3) years. At the second annual general meeting of Members, the term of office of the Class II Directors shall expire and Class II Directors appointed at such meeting shall be elected for a full term of three (3) years. At the third annual general meeting of Members, the term of office of the Class III Directors shall expire and Class III Directors at such meeting appointed shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term, until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the board of Directors shall shorten the term of any incumbent Director.

87.

The board of Directors shall in each case prior to an annual general meeting determine the maximum number of Directors to be appointed at each annual general meeting. At any annual general meeting where a resolution for the election of directors is proposed in accordance with these Articles, a plurality of the votes cast shall be sufficient to elect a Director.

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88.	Subject to these Articles, a Director shall hold office until such time as he is removed from office by Ordinary Resolution.

89.

The board of Directors may from time to time fix the maximum and minimum number of Directors to be appointed but unless such numbers are fixed as aforesaid the minimum number of Directors shall be one and the maximum number of Directors shall be unlimited.

90.	The remuneration of the Directors may be determined by the Directors.

91.	There shall be no shareholding qualification for Directors.

92.

The Directors shall have power at any time and from time to time to appoint any Person to be a Director, either as a result of a casual vacancy or as an additional Director, subject to the maximum number (if any) imposed and assign such Director to such class as they may determine.

ALTERNATE DIRECTOR

93.

Any Director may in writing appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be authorised to sign such written resolutions where they have been signed by the appointing Director, and to act in such Director’s place at any meeting of the Directors. Every such alternate shall be entitled to attend and vote at meetings of the Directors as the alternate of the Director appointing him and where he is a Director to have a separate vote in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall not be an Officer solely as a result of his appointment as an alternate other than in respect of such times as the alternate acts as a Director. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

POWERS AND DUTIES OF DIRECTORS

94.

Subject to the Companies Law, these Articles and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

95.

The Directors may from time to time appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, the office of president, one or more vice-presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases from any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

96.

The Directors may appoint any Person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.

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97.

The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

98.

The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

99.

The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

100.

The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any Person to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such Person.

101.

The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any Person so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

102.	Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

103.

The Directors may agree with a Shareholder to waive or modify the terms applicable to such Shareholder’s subscription for Shares without obtaining the consent of any other Shareholder; provided that such waiver or modification does not amount to a variation or abrogation of the rights attaching to the Shares of such other Shareholders.

BORROWING POWERS OF DIRECTORS

104.

The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, or to otherwise provide for a security interest to be taken in such undertaking, property or uncalled capital, and to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

105.

The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the

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presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

106.

The Company ~~may~~must maintain a facsimile of the Seal ~~in such countries or places as the Directors may appoint~~(if the Seal has been adopted) in the UK and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

107.

Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

108.	The office of Director shall be vacated, if the Director:

(a)	becomes bankrupt or makes any arrangement or composition with his creditors;

(b)	dies or is found to be or becomes of unsound mind;

(c)	resigns his office by notice in writing to the Company;

(d)	is removed from office by Ordinary Resolution; or

(e)	is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS

109.

~~The~~Subject to the remaining provisions of these Articles, the Directors may meet together ~~(either within or outside the Cayman Islands)~~ for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors. Meetings of the Directors shall be held in accordance with these Articles such that all proceedings of the Company in respect of the central and effective management and control of the Company will be transacted by the board of Directors within the UK.

110.

A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

111.

The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors then appointed, a majority of whom (and, if a greater number of Directors are present, a majority of thereof) shall be present (either in person or otherwise as provided by Article 110) in the UK. A Director represented by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

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112.

A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is to be regarded as interested in any contract or other arrangement which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

113.

A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

114.

Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

115.	The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)	all appointments of Officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

116.

When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

117.

A resolution in writing, signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his appointer), where a majority of such signatories are in the UK at the time of signing the resolution, shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his duly appointed alternate.

118.

The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

119.

The Directors may elect a chairman of their meetings and determine the period for which he is to hold office but if no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes

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after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

120.

Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

121.

A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall not have a second or casting vote.

122.

All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

DIVIDENDS

123.

Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Companies Law and these Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

124.

Subject to any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

125.

The Directors may determine, before recommending or declaring any dividend, to set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may, at the determination of the Directors, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.

126.

Any dividend may be paid in any manner as the Directors may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.

127.

The Directors when paying dividends to the Shareholders in accordance with the foregoing provisions of these Articles may make such payment either in cash or in specie and may determine the extent to which amounts may be withheld therefrom (including, without limitation, any taxes, fees, expenses or other liabilities for which a Shareholder (or the Company, as a result of any action or inaction of the Shareholder) is liable).

128.

Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.

129.	If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

130.	No dividend shall bear interest against the Company.

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ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

131.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

132.	The books of account shall be kept at ~~the Office, or at~~ such ~~other~~ place or places within the UK as the Directors think fit, and shall always be open to the inspection of the Directors.

133.

The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorised by the Directors or by Ordinary Resolution.

134.

The accounts relating to the Company’s affairs shall only be audited if the Directors so determine, in which case the financial year end and the accounting principles will be determined by the Directors.

135.

The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Law and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION OF RESERVES

136.	Subject to the Companies Law and these Articles, the Directors may:

(a)

resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)

appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)

make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

(ii)

the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

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(e)	generally do all acts and things required to give effect to any of the actions contemplated by this Article.

SHARE PREMIUM ACCOUNT

137.

The Directors shall in accordance with the Companies Law establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

138.

There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Law, out of capital.

NOTICES

139.

Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it airmail or air courier service in a prepaid letter addressed to such Shareholder at his address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by facsimile should the Directors deem it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

140.

Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

141.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five clear days after the time when the letter containing the same is posted;

(b)

facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service; or

(d)	electronic mail, shall be deemed to have been served immediately upon the time of the transmission by electronic mail.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

142.

Any notice or document delivered or sent in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

143.	Notice of every general meeting of the Company shall be given to:

(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

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(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

INDEMNITY

144.

Every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other Officer (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, wilful default or fraud as determined by a court of competent jurisdiction, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

145.	No Indemnified Person shall be liable:

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or Officer or agent of the Company; or

(b)	for any loss on account of defect of title to any property of the Company; or

(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)

for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own dishonesty, wilful default or fraud as determined by a court of competent jurisdiction.

NON-RECOGNITION OF TRUSTS

146.

Subject to the proviso hereto, no Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Law requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register, provided that, notwithstanding the foregoing, the Company shall be entitled to recognise any such interests as shall be determined by the Directors.

WINDING UP

147.	If the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as he thinks fit in satisfaction of creditors’ claims.

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148.

If the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

AMENDMENT OF ARTICLES OF ASSOCIATION

149.	Subject to the Companies Law and the rights attaching to the various Classes, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

CLOSING OF REGISTER OR FIXING RECORD DATE

150.

For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case 40 days. If the Register shall be so closed for the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders the Register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

151.

In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within 90 days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

152.

If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

REGISTRATION BY WAY OF CONTINUATION

153.

The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

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MERGERS AND CONSOLIDATION

154.	The Company may merge or consolidate in accordance with the Companies Law.

155.	To the extent required by the Companies Law, the Company may by Special Resolution resolve to merge or consolidate the Company.

DISCLOSURE

156.

The Directors, or any authorised service providers (including the Officers, the Secretary and the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any stock exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register and books of the Company.

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VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 18, 2019. Have your proxy card in hand when you access the web site and follow the instructions to MEIRAGTX HOLDINGS PLC obtain your records and to create an electronic voting instruction form. 430 EAST 29TH STREET, 10TH FLOOR NEW YORK, NY 10016 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 18, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E75223-P23935 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION MEIRAGTX HOLDINGS PLC For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. each of the following nominees: 1. Election of Directors ! ! ! Nominees: 01) Martin Indyk 02) Arnold J. Levine, Ph.D. 03) Thomas Shenk, Ph.D. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify, by ordinary resolution, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal ! ! ! year ending December 31, 2019. 3. To approve, by special resolution, an amendment and restatement of the Company’s Memorandum and Articles of Association. ! ! ! NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof. For address changes and/or comments, please check this box and write them ! on the back where indicated. Please indicate if you plan to attend this meeting. ! ! Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E75224-P23935 MEIRAGTX HOLDINGS PLC Annual Meeting of Shareholders June 19, 2019 10:00 AM This proxy is solicited by the Board of Directors The undersigned shareholder(s) hereby appoint(s) Alexandria Forbes, Ph.D., Richard Giroux and Bruce Gottlieb, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the ordinary shares of MeiraGTx Holdings plc that the undersigned shareholder(s) are entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 AM, Eastern Time on June 19, 2019 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations, as indicated on the reverse side and in the discretion of the proxies with respect to such matters as may properly come before the Annual Meeting. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side